UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 25, 2023

KINNATE BIOPHARMA INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39743	82-4566526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Montgomery Street, Suite 150
The Presidio of San Francisco
San Francisco, CA 94129
(Address, including zip code, of Registrant’s principal executive offices)

(858) 299-4699
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KNTE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 25, 2023, the board of directors (the “Board”) of Kinnate Biopharma Inc. (the “Company”) approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately, to reflect, among other things:

•
updates to the Company’s advance notice procedures for stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended) made in connection with annual and special meetings of stockholders, including, among other updates, by:

o	clarifying and modifying the mechanics and timing for stockholder nominations of directors and submission of stockholder proposals made in connection with annual meetings;

o
specifying additional information required to be disclosed in any notice of director nomination or proposed stockholder business, including additional information about director nominees, proposing stockholders, and other persons related to a stockholder’s solicitation of proxies; and

o	changing certain provisions relating to stockholder nominees for election as a director to address the universal proxy rules adopted by the Securities and Exchange Commission;

•
modifications to certain other provisions related to stockholder meetings, including, but not limited to, provisions regarding notice, quorum, adjournment procedures, proxies, and the list of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the General Corporation Law of the State of Delaware (“DGCL”);

•	updates to various provisions regarding directors, Board committees, and officers, including but not limited to requirements for action by written consent of the Board, and officer authority;

•	clarifications to the Company’s exclusive forum provisions; and

•	other updates, including ministerial, clarifying and conforming changes, as well as additional changes to reflect recent amendments to the DGCL.

The foregoing summary and description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Kinnate Biopharma Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINNATE BIOPHARMA INC.

Date: July 28, 2023	By:	/s/ Nima Farzan
Nima Farzan
Chief Executive Officer and President